UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, NY 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition.
Item 8.01.	Other Events.
Item 9.01.	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 2.02.  Results of Operations and Financial Condition.

On February 5, 2013, Virgin Media Inc. (the “Company”) issued a press release announcing its results as at and for the three months and full year ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the U.S. Securities and Exchange Commission.

Item 8.01.  Other Events.

Payment of a quarterly cash dividend

On February 5, 2013, the board of directors (the “Board”) of the Company approved the payment of a quarterly cash dividend of $0.04 per share on March 22, 2013 to stockholders of record as of March 12, 2013. Future payments of regular quarterly dividends by the Company are in the Board’s discretion and will be subject to the Company’s future needs and uses of free cash flow, which could include investments in operations, the repayment of debt, and share repurchase programs.

Item 9.01.  Financial Statements and Exhibits.

(d)                 Exhibits

99.1    Press release, dated February 5, 2013, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2013

VIRGIN MEDIA INC.

By:	/s/ Catherine Moroz
Name:	Catherine Moroz
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated February 5, 2013, issued by Virgin Media Inc.